[LOGO] Merrill Lynch  Investment Managers

Annual Report
August 31, 2002

Corporate
High Yield
Fund V, Inc.

www.mlim.ml.com

                        CORPORATE HIGH YIELD FUND V, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Stockholder Proposals

The Fund will hold its next Annual Meeting of Stockholders in February 2003. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by November 15, 2002 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the Fund's principal executive office not later than the close of business on December 16, 2002. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                              Corporate High Yield Fund V, Inc., August 31, 2002

DEAR SHAREHOLDER

The High Yield Market Overview

The six-month period ended August 31, 2002 was a difficult time for corporate securities markets. Equity markets, represented by the unmanaged Standard & Poor's (S&P) 500 Index, fell 17.99% during the period. For the same six-month period, the high yield market lost 1.66% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, and lost 6.1% as measured by the unmanaged Merrill Lynch High Yield Master II Index. The return of the Merrill Lynch High Yield Master II Index reflects much of the turmoil in the markets because, in contrast to the CSFB High Yield Index, it immediately includes bonds downgraded from investment grade to speculative grade. By any measure, high yield securities delivered negative results during the six-month period ended August 31, 2002. The market was buffeted by a number of forces, both well-known and specific to high yield. These included economic uncertainty, difficult equity markets and decreased confidence in corporate management and accounting practices. The high yield market suffered from a significant increase in supply caused by the large number of issuers downgraded to below investment grade and by the large dollar volume of investment grade issues trading at high yield levels. Specifically afflicting the high yield market were historically high default rates, meaningful withdrawals from high yield mutual funds and extremely limited market liquidity.

We believe that these and other concerns may continue to roil the market for a time. However, we are confident that the market offers good recovery potential over the longer term. High yield securities appear undervalued with a 968 basis point (9.68%) yield spread over 10-year U.S. Treasury notes at August 31, 2002 approaching historically wide levels, a stabilizing earnings outlook for manyW industries and the expectation of declining default rates. Optimistic signs have emerged in the high yield marketplace. The market has begun to attract new money both from non-traditional investors seeking value and from high yield investors returning to the market. The last week in August 2002 delivered record cash inflows into high yield mutual funds, breaking a long string of cash outflows. These positive indications may yet be overwhelmed by adverse events, but illustrate the recognition of values available in the high yield market that we believe will be realized in the longer term.

Fund Performance

For the six months ended August 31, 2002, the total investment return of the Fund's Common Stock was -5.94%, based on a change in the per share net asset value from $14.13 to $12.54, and assuming reinvestment of $.784 per share income dividends. During the same period, the Fund's net annualized yield was 13.17%. Since inception (November 30, 2001) through August 31, 2002, the total investment return on the Fund's Common Stock was -6.31%, based on a change in the per share net asset value from $14.33 to $12.54, and assuming reinvestment of $.926 per share income dividends. During the same period, the Fund's net annualized yield was 11.32%. Despite the loss for the period, the Fund outperformed the -9.07% Lipper average for leveraged closed-end high yield funds for the six months ended August 31, 2002.

Though the Fund's relative performance was good, its loss for the period was disappointing. In part, the loss reflects the inherent volatility of a leveraged fund, in which both down and up market moves are amplified (see our discussion of leverage strategy below and, for a more complete explanation of the benefits and risks of leveraging, page 1 of this report to shareholders). There was also significant fallout from the well-publicized problems at Adelphia Communications Corporation, The Williams Companies, Inc., WorldCom, Inc. and Qwest Communications International Inc. that hurt not only those specific securities, but also other companies with related businesses. Similarly, a significant factor weighing on the Fund's performance for the past six months was our overweighted position in utilities. During the period, independent power producers and utilities suffered from soft power demand, from investor fears that Enron Corporation-related complications would spread to others in the industry and from slow growth in demand for power. We agree that there are increased risks in the sector and that some industry participants may be damaged long term as a result. However, we have maintained an overweight in the sector because of our belief in the solid asset values and eventual recovery of those companies in which we invest. We believe that we are well paid for holding these positions because of the sizeable yields on the bonds and that the negative market trend will reverse as the sector recovers over the next year.

Leverage Strategy

The Fund was on average 17% leveraged during the six-month period ended August 31, 2002, having been unleveraged and just 80% invested as the period began. Thus, on average, the Fund borrowed the equivalent of 17% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At August 31, 2002, the Fund was 20% leveraged, having borrowed $58.4 million at a borrowing cost of 2.14%. While leverage hurts total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, over time, we intend to have a leverage position near 25%, though that level may vary somewhat as we adjust portfolio holdings.

Investment Strategy

We have a bottom-up, value-oriented approach to the market that is tempered by a desire to mitigate risk within the portfolio. We continually monitor the portfolio, disposing of those companies that we do not believe have a good risk/reward profile. Generally, we like to invest in a core of solid credits that we believe will weather the vicissitudes of the high yield market, then add in areas where the marketplace offers unusually attractive value. Core positions would ideally include better-rated names or companies in stable industries. Thus, we are overweight in broadcasting, gaming and leisure, and have a market weight in consumer products and food. We are currently underweight in health care, despite its defensive characteristics, because we find many of the securities in the sector overvalued. We have an overweighted position in chemicals and manufacturing because of a number of high-quality companies within the sector that still represent good value in the market, in our opinion. Notable value opportunities in the current market include U.S. cable and utilities, both of which we have overweighted. We have maintained our positions in those sectors despite adverse market conditions because we believe that select positions in those sectors will be particularly rewarding. The Fund has little-to-no exposure in finance, retail, restaurants and supermarkets, as we find these businesses are too risky and have inadequate asset protection to make acceptable high yield investments.

In Conclusion

We thank you for your investment in Corporate High Yield Fund V, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager

October 8, 2002


                                     2 & 3

                              Corporate High Yield Fund V, Inc., August 31, 2002

PROXY RESULTS

During the six-month period ended August 31, 2002, Corporate High Yield Fund V, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                       Shares Voted      Shares Withheld
                                                                            For            From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn             18,153,548            88,287
                                             James H. Bodurtha          18,147,442            94,393
                                             Joe Grills                 18,141,803           100,032
                                             Herbert I. London          18,147,944            93,891
                                             Andre F. Perold            18,144,442            97,393
                                             Roberta Cooper Ramo        18,147,776            94,059
                                             Robert S. Salomon, Jr.     18,146,578            95,257
                                             Melvin R. Seiden           18,136,603           105,232
                                             Stephen B. Swensrud        18,145,055            96,780
--------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                     S&P      Moody's     Face
INDUSTRIES         Ratings+   Ratings+    Amount                  Corporate Bonds                                           Value
====================================================================================================================================
Aerospace &         B-         B3      $2,000,000   Transdigm, Inc., 10.375% due 12/01/2008 (b)                         $  2,040,000
Defense--0.9%
====================================================================================================================================
Airlines--2.3%      A-         B1       3,000,000   American Airlines, 7.80% due 10/01/2006                                2,709,248
                    BBB        Ba2      1,009,469   Continental Airlines Inc., 7.033% due 6/15/2011                          763,946
                    CC         Ca       5,000,000   USAir Inc., 10.375% due 3/01/2013 (a)                                  1,900,000
                                                                                                                        ------------
                                                                                                                           5,373,194
====================================================================================================================================
Automotive--2.3%    BB+        Ba2      2,000,000   AutoNation Inc., 9% due 8/01/2008                                      2,090,000
                    B          B3         575,000   Metaldyne Corporation, 11% due 6/15/2012 (b)                             504,562
                    B          B2         635,000   Stoneridge Inc., 11.50% due 5/01/2012                                    654,050
                    B          B3       2,175,000   United Auto Group Inc., 9.625% due 3/15/2012 (b)                       2,196,750
                                                                                                                        ------------
                                                                                                                           5,445,362
====================================================================================================================================
Broadcasting--6.6%  CCC+       B3       2,000,000   Acme Television/Finance, 10.875% due 9/30/2004                         1,950,000
                    B+         B1         825,000   Corus Entertainment Inc., 8.75% due 3/01/2012                            831,188
                    B-         B2       1,800,000   Emmis Communications Corporation, 8.125% due 3/15/2009                 1,791,000
                    B-         B3       2,200,000   Entravision Communications Corporation, 8.125% due 3/15/2009           2,249,500
                    B          B3       1,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625% due 12/05/2008 (b)     250,000
                                                    LIN Holdings Corporation:
                    B-         Caa1     4,400,000     16.958%** due 3/01/2008                                              4,224,000
                    B-         Caa1     1,500,000     21.688%** due 3/01/2008                                              1,447,500
                    B-         B3       1,300,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                         1,254,500
                    B          B2       1,300,000   Sinclair Broadcast Group, 8.75% due 12/15/2011                         1,322,750
                                                                                                                        ------------
                                                                                                                          15,320,438
====================================================================================================================================
Cable--U.S.--7.3%   BB+        B1       5,000,000   CSC Holdings Inc., 7.875% due 2/15/2018                                3,800,000
                                                    Charter Communications Holdings:
                    B-         B2       3,150,000     8.625% due 4/01/2009                                                 2,173,500
                    B-         B2       1,850,000     10.75% due 10/01/2009                                                1,295,000
                    B          B3         550,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                        470,250
                    B+         B1       3,500,000   Echostar DBS Corporation, 9.125% due 1/15/2009 (b)                     3,412,500
                    B-         Caa1     4,500,000   Insight Communications, 12.434%** due 2/15/2011                        1,507,500
                    B+         B2       1,300,000   Mediacom Broadband LLC, 11% due 7/15/2013                              1,189,500
                    NR*        Caa1     2,100,000   Olympus Communications LP/Capital Corp., 10.625% due 11/15/2006 (a)    1,491,000
                    B          Ba3      1,650,000   Panamsat Corporation, 8.50% due 2/01/2012 (b)                          1,520,063
                                                                                                                        ------------
                                                                                                                          16,859,313
====================================================================================================================================


                                      4 & 5

                              Corporate High Yield Fund V, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                       S&P      Moody's     Face
INDUSTRIES           Ratings+   Ratings+   Amount                       Corporate Bonds                                     Value
====================================================================================================================================
Chemicals--5.9%      BB         B1       $3,000,000   Equistar Chemicals LP, 10.125% due 9/01/2008 (b)                  $  2,880,000
                     B-         Caa1      2,750,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                        2,447,500
                     B-         Caa2      4,000,000   Huntsman ICI Holdings, 19.455%** due 12/31/2009                        920,000
                     B+         B2        4,500,000   ISP Holdings, Inc., 10.625% due 12/15/2009                           3,870,000
                     BB-        Ba3       2,000,000   MacDermid, Inc., 9.125% due 7/15/2011                                2,080,000
                     BBB-       Ba1       1,500,000   Millennium America Inc., 9.25% due 6/15/2008                         1,560,000
                     NR*        NR*          72,861   Pioneer Companies, Inc., 5.355% due 12/31/2006 (d)                      48,178
                                                                                                                        ------------
                                                                                                                          13,805,678
====================================================================================================================================
Consumer             BB+        Ba3       3,100,000   American Greetings, 11.75% due 7/15/2008                             3,363,500
Products--4.1%       B-         B2        1,000,000   Chattem, Inc., 8.875% due 4/01/2008                                  1,002,500
                     CCC+       Caa2      4,000,000   Samsonite Corporation, 10.75% due 6/15/2008 (b)                      3,030,000
                     B          B3        2,000,000   Simmons Company, 10.25% due 3/15/2009                                2,125,000
                                                                                                                        ------------
                                                                                                                           9,521,000
====================================================================================================================================
Diversified Media--                                   Premier Parks Inc.:
6.2%                 B          B2        1,250,000     9.75% due 6/15/2007                                                1,153,125
                     B          B2          575,000     9.971%** due 4/01/2008                                               498,813
                     B          B3        5,750,000   Primedia, Inc., 8.875% due 5/15/2011                                 4,485,000
                     B          B2          500,000   Six Flags Inc., 9.50% due 2/01/2009                                    451,250
                                                      World Color Press Inc.:
                     BBB        Baa2      2,500,000     8.375% due 11/15/2008                                              2,663,918
                     BBB        Baa2      2,500,000     7.75% due 2/15/2009                                                2,509,553
                     B          B2        4,250,000   Yell Finance BV, 11.707%** due 8/01/2011                             2,656,250
                                                                                                                        ------------
                                                                                                                          14,417,909
====================================================================================================================================
Energy--Exploration  B-         B2        1,400,000   Baytex Energy Limited, 10.50% due 2/15/2011                          1,417,500
& Production--4.6%   B+         B2        4,000,000   Stone Energy Corporation, 8.25% due 12/15/2011                       4,050,000
                     BB-        Ba3       2,250,000   Vintage Petroleum, 8.25% due 5/01/2012                               2,250,000
                     BB-        Ba3       3,000,000   Westport Resources Corporation, 8.25% due 11/01/2011                 3,090,000
                                                                                                                        ------------
                                                                                                                          10,807,500
====================================================================================================================================
Energy--Other--5.2%  BB-        Ba3       1,500,000   BRL Universal Equipment, 8.875% due 2/15/2008                        1,518,750
                                                      El Paso Energy Partners:
                     BB-        B1        1,300,000     8.50% due 6/01/2011                                                1,280,500
                     BB-        B1        1,250,000     8.50% due 6/01/2011 (b)                                            1,231,250
                     BB-        B1        2,500,000   Hanover Equipment, Trust B, 8.75% due 9/01/2011 (b)                  2,300,000
                     B+         Ba2         525,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007                  472,500
                     CCC        B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                            1,112,500
                     B+         Ba3       2,750,000   Petroleum Geo-Services, 6.25% due 11/19/2003                         1,182,500
                     B          B2          775,000   Plains E&P Company, 8.75% due 7/01/2012 (b)                            769,188
                     BB         Ba3         737,250   Port Arthur Finance Corporation, 12.50% due 1/15/2009                  774,113
                     B+         B2          250,000   Tesoro Petroleum Corp., 9% due 7/01/2008                               185,000
                     B          B2        1,325,000   Trico Marine Services, 8.875% due 5/15/2012 (b)                      1,212,375
                                                                                                                        ------------
                                                                                                                          12,038,676
====================================================================================================================================
Food/Tobacco--5.6%   B          B3          700,000   American Seafood Group LLC, 10.125% due 4/15/2010                      703,500
                     CCC        Caa3      2,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                               1,165,000
                     B+         Ba3       2,750,000   Constellation Brands Inc., 8.125% due 1/15/2012                      2,832,500
                     B+         B2        3,000,000   Cott Beverages Inc., 8% due 12/15/2011                               3,052,500
                     B-         Caa1      3,000,000   New World Pasta Company, 9.25% due 2/15/2009                         2,850,000
                     BB+        Ba2       1,225,000   Smithfield Foods Inc., 8% due 10/15/2009                             1,169,874
                     BB         Ba1       1,250,000   Yum! Brands Inc., 7.70% due 7/01/2012                                1,271,875
                                                                                                                        ------------
                                                                                                                          13,045,249
====================================================================================================================================
Gaming--8.5%         B+         B1        3,000,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                         3,105,000
                     B          B2        2,000,000   Isle of Capri Casinos, 9% due 3/15/2012                              2,025,000
                     BB+        Ba2       1,500,000   MGM Grand Inc., 9.75% due 6/01/2007                                  1,620,000
                     BB-        Ba3       1,500,000   Mandalay Resort Group, 10.25% due 8/01/2007                          1,620,000
                                                      Park Place Entertainment:
                     BB+        Ba2       2,500,000     7.875% due 3/15/2010                                               2,512,500
                     BB+        Ba2       1,500,000     8.125% due 5/15/2011                                               1,524,375
                     B-         B3        2,000,000   Penn National Gaming Inc., 8.875% due 3/15/2010                      1,980,000
                     B          B2        1,500,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009             1,351,875
                     B+         B2        1,525,000   Sun International Hotels, 8.875% due 8/15/2011 (b)                   1,530,719
                     B-         Caa1      2,475,000   Venetian Casino/LV Sands, 11% due 6/15/2010 (b)                      2,484,281
                                                                                                                        ------------
                                                                                                                          19,753,750
====================================================================================================================================
Government--         B+         B2        2,750,000   Federal Republic of Brazil, 14.50% due 10/15/2009                    2,090,000
Foreign--0.9%
====================================================================================================================================
Health Care--5.3%    B-         Caa1      3,500,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                   3,360,000
                                                      Fisher Scientific International:
                     B          B3        1,000,000     9% due 2/01/2008                                                   1,035,000
                     B          B3        3,000,000     8.125% due 5/01/2012                                               3,060,000
                     B+         Ba2         500,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008               422,500
                     B+         Ba2       3,000,000   Fresenius Medical Capital Trust IV, 7.875% due 6/15/2011             2,475,000
                     CCC        Caa1      3,600,000   Magellan Health Services, 9% due 2/15/2008                           1,044,000
                     BBB        Ba1         925,000   Manor Care Inc., 8% due 3/01/2008                                      952,750
                                                                                                                        ------------
                                                                                                                          12,349,250
====================================================================================================================================
Housing--4.4%        B          B2        5,050,000   Building Materials Corporation, 8.625% due 12/15/2006                4,141,000
                     BB-        Ba3       3,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                    3,504,374
                     BB-        Ba1       1,500,000   Louisiana Pacific Corporation, 8.875% due 8/15/2010                  1,569,421
                     B          B1        1,000,000   WCI Communities Inc., 9.125% due 5/01/2012                             920,000
                                                                                                                        ------------
                                                                                                                          10,134,795
====================================================================================================================================
Information          B          B1        4,000,000   Amkor Technology Inc., 9.25% due 5/01/2006                           2,920,000
Technology--3.3%     CCC+       B3        2,750,000   On Semiconductor Corporation, 12% due 5/15/2008 (b)                  2,172,500
                     BB         Ba3       2,750,000   Solectron Corporation, 9.625% due 2/15/2009                          2,557,500
                                                                                                                        ------------
                                                                                                                           7,650,000
====================================================================================================================================


                                      6 & 7

                              Corporate High Yield Fund V, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                       S&P      Moody's     Face
INDUSTRIES           Ratings+   Ratings+   Amount                       Corporate Bonds                                     Value
====================================================================================================================================
Leisure--5.9%         BB-       Ba3      $1,000,000   Felcor Lodging LP, 8.50% due 6/01/2011                            $    965,000
                      BB-       Ba3       2,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                           1,937,500
                      BBB-      Ba1       1,000,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                       1,007,149
                                                      ITT Corporation (New):
                      BBB-      Ba1       1,000,000     7.375% due 11/15/2015                                                905,000
                      BBB-      Ba1       1,500,000     7.75% due 11/15/2025                                               1,305,000
                      B+        B1        2,500,000   Intrawest Corporation, 9.75% due 8/15/2008                           2,550,000
                                                      Meristar Hospitality Corp.:
                      B+        B1          600,000     9% due 1/15/2008                                                     570,000
                      B+        B1        1,500,000     10.50% due 6/15/2009                                               1,500,000
                      B         B2        3,000,000   Vail Resorts Inc., 8.75% due 5/15/2009                               3,045,000
                                                                                                                        ------------
                                                                                                                          13,784,649
====================================================================================================================================
Manufacturing--6.3%   B-        B3        1,175,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                         1,022,250
                      B-        Caa1      2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                        1,560,000
                                                      Foamex LP:
                      B-        Caa2        850,000     13.50% due 8/15/2005                                                 790,500
                      B-        Caa2      1,150,000     9.875% due 6/15/2007                                                 897,000
                      B         B2        3,000,000   Johnson Diversey Inc., 9.625% due 5/15/2012 (b)                      2,970,000
                      B+        B2        2,750,000   Joy Global Inc., 8.75% due 3/15/2012                                 2,805,000
                      B+        B2          475,000   The Manitowoc Company Inc., 10.50% due 8/01/2012 (b)                   490,438
                      B         B3          800,000   Trimas Corporation, 9.875% due 6/15/2012 (b)                           792,000
                                                      Tyco International Group SA:
                      BBB-      Ba2       2,600,000     6.375% due 2/15/2006                                               2,275,000
                      BBB-      Ba2       1,175,000     6.375% due 10/15/2011                                                969,375
                                                                                                                        ------------
                                                                                                                          14,571,563
====================================================================================================================================
Metal--1.8%           B-        B3        1,000,000   Great Lakes Carbon Corp., 6.97% due 5/15/2008 (c)                      697,500
                      NR*       NR*         750,000   Kaiser Aluminum & Chemical Corp., 10.875% due 10/15/2006 (a)           536,250
                      B         B2        3,000,000   UCAR Finance Inc., 10.25% due 2/15/2012                              3,015,000
                                                                                                                        ------------
                                                                                                                           4,248,750
====================================================================================================================================
Multi-Sector          NR*       Ba1       9,990,000   Morgan Stanley Tracers, 8.20% due 5/01/2012 (b)(d)                   9,087,903
Holdings--3.9%
====================================================================================================================================
Packaging--3.6%       B-        B3          950,000   Berry Plastics, 10.75% due 7/15/2012                                   969,000
                      B+        B2        2,750,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                  2,791,250
                      BB        B2        3,500,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009                 3,596,250
                      B-        Caa1      1,000,000   Pliant Corporation, 13% due 6/01/2010                                1,005,000
                                                                                                                        ------------
                                                                                                                           8,361,500
====================================================================================================================================
Paper--3.7%           B-        B3        2,750,000   Ainsworth Lumber Company, 13.875% due 7/15/2007                      2,970,000
                      B+        Ba2       1,500,000   Caraustar Industries Inc., 9.875% due 4/01/2011                      1,522,500
                                                      Doman Industries Limited (a):
                      C         Ca          650,000     8.75% due 3/15/2004                                                  136,500
                      C         Ca          525,000     9.25% due 11/15/2007                                                 110,250
                      BB+       Ba2       3,000,000   Norske Skog of Canada, 8.625% due 6/15/2011                          2,940,000
                      BB+       Ba1       1,000,000   Tembec Industries Inc., 7.75% due 3/15/2012                            965,000
                                                                                                                        ------------
                                                                                                                           8,644,250
====================================================================================================================================
Service--3.7%         BB-       Ba3         675,000   Allied Waste North America, 8.875% due 4/01/2008                       678,375
                      B         B2        2,750,000   Coinmach Corporation, 9% due 2/01/2010                               2,818,750
                      CCC       Ca        4,250,000   Neff Corp., 10.25% due 6/01/2008                                     1,997,500
                      B         B3        3,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                        3,010,000
                                                                                                                        ------------
                                                                                                                           8,504,625
====================================================================================================================================
Steel--0.4%           BB-       B1          875,000   Oregon Steel Mills Inc., 10% due 7/15/2009 (b)                         902,343
====================================================================================================================================
Telecommunications--  B-        Caa1      2,500,000   Fairpoint Communications, 12.50% due 5/01/2010                       1,725,000
1.2%                  CCC+      B2        1,050,000   US West Capital Funding Inc., 6.875% due 7/15/2028                     504,000
                      D         Ca        3,575,000   WorldCom, Inc., 7.50% due 5/15/2011                                    491,563
                                                                                                                        ------------
                                                                                                                           2,720,563
====================================================================================================================================
Transportation--3.1%  D         NR*       1,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (a)(b)                     170,000
                      BB-       B1        2,750,000   TFM, SA de CV, 11.75% due 6/15/2009                                  2,626,250
                      BB-       Ba2       3,500,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                    3,622,500
                      B+        B2        1,300,000   Transportacion Maritima Mexicana, SA de CV, 10.25% due 11/15/2006      819,000
                                                                                                                        ------------
                                                                                                                           7,237,750
====================================================================================================================================
Utilities--9.7%                                       The AES Corporation:
                      BB-       Ba3         775,000     8.75% due 12/15/2002                                                 682,000
                      BB-       Ba3       3,250,000     8.875% due 2/15/2011                                               1,690,000
                      BB-       Ba3       4,300,000     9.375% due 9/15/2010                                               2,300,500
                                                      CMS Energy Corporation:
                      B+        B3          750,000     7.50% due 1/15/2009                                                  570,000
                      NR*       B3          975,000     8.50% due 4/15/2011                                                  750,750
                      BB        Ba2       1,325,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                   1,149,839
                      B+        B1        3,850,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                   2,117,500
                                                      Calpine Corporation:
                      B+        B1        1,250,000     8.25% due 8/15/2005                                                  700,000
                      B+        B1           85,000     4% due 12/26/2006 (Convertible) (b)                                   48,025
                      B+        B1          925,000     8.50% due 2/15/2011                                                  485,625
                      BBB-      Baa3      1,250,000   Consumers Energy Company, 7.375% due 9/15/2023                       1,120,539
                      BB        Ba1       1,000,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                  861,380
                      BB-       Ba3       1,000,000   Midland Funding II, 11.75% due 7/23/2005                             1,000,000
                      BBB-      Ba1       4,550,000   Mirant Americas Generating Inc., 8.30% due 5/01/2011                 3,003,000
                      BB-       Ba2       4,750,000   Mission Energy Holdings, 13.50% due 7/15/2008                        1,995,000
                      B-        Caa1      2,075,000   Mission Resources Corporation, 10.875% due 4/01/2007                 1,494,000
                      BB        Ba2         750,000   Sierra Pacific Power Company, 8% due 6/01/2008                         704,820
                      BBB-      Ba1         250,000   Western Resources Corporation, 7.875% due 5/01/2007 (b)                238,375
                      B         B1        2,450,000   Williams Companies Inc., 8.125% due 3/15/2012 (b)                    1,702,750
                                                                                                                        ------------
                                                                                                                          22,614,103
====================================================================================================================================


                                     8 & 9

                              Corporate High Yield Fund V, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                       S&P      Moody's     Face
INDUSTRIES           Ratings+   Ratings+   Amount                       Corporate Bonds                                    Value
===================================================================================================================================
Wireless              B-        Caa1     $4,250,000   American Tower Corporation, 9.375% due 2/01/2009                 $  2,635,000
Communications--      B         B3        4,250,000   Crown Castle International Corp., 9.375% due 8/01/2011              2,656,250
5.2%                  B         Caa1      3,500,000   Loral Cyberstar Inc., 10% due 7/15/2006                             1,295,000
                      B-        Caa1      3,500,000   Millicom International Cellular SA, 13.50% due 6/01/2006            1,085,000
                      B         B3        1,450,000   Nextel Communications, Inc., 9.50% due 2/01/2011                    1,102,000
                      D         Ca        3,500,000   Nextel International Inc., 12.75% due 8/01/2010 (a)                    52,500
                                                      Nextel Partners Inc.:
                      CCC+      B3        2,500,000     11% due 3/15/2010                                                 1,475,000
                      CCC+      B3        3,000,000     11% due 3/15/2010 (b)                                             1,770,000
                                                                                                                       ------------
                                                                                                                         12,070,750
===================================================================================================================================
                                                      Total Investments (Cost--$314,364,474)--121.9%                    283,400,863

                                                      Liabilities in Excess of Other Assets--(21.9%)                    (50,980,249)
                                                                                                                       ------------
                                                      Net Assets--100.0%                                               $232,420,614
                                                                                                                       ============
===================================================================================================================================

            *     Not Rated.
            ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
            (a)   Non-income producing security.
            (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (c) Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
            (d)   Floating rate note.
             + Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of August 31, 2002
===================================================================================================================================
Assets:         Investments, at value (identified cost--$314,364,474)..............................                    $283,400,863
                Cash...............................................................................                         176,024
                Receivables:
                  Interest.........................................................................   $  7,663,884
                  Loaned securities................................................................            232        7,664,116
                                                                                                      ------------
                Prepaid expenses...................................................................                           9,196
                                                                                                                       ------------
                Total assets.......................................................................                     291,250,199
                                                                                                                       ------------
===================================================================================================================================
Liabilities:    Loans..............................................................................                      58,400,000
                Payables:
                Organization costs.................................................................        230,377
                Investment adviser.................................................................        134,470
                Interest on loans..................................................................         32,290          397,137
                                                                                                      ------------
                Accrued expenses and other liabilities.............................................                          32,448
                                                                                                                       ------------
                Total liabilities..................................................................                      58,829,585
                                                                                                                       ------------
===================================================================================================================================
Net Assets:     Net assets.........................................................................                    $232,420,614
                                                                                                                       ============
===================================================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized........................                    $  1,854,165
                Paid-in capital in excess of par...................................................                     263,092,585
                Undistributed investment income--net...............................................   $  2,750,235
                Accumulated realized capital losses on investments--net............................     (4,312,760)
                Unrealized depreciation on investments--net........................................    (30,963,611)
                                                                                                      ------------
                Total accumulated losses--net......................................................                     (32,526,136)
                                                                                                                       ------------
                Total--Equivalent to $12.54 per share based on 18,541,645 shares of capital stock
                outstanding (market price--$12.50).................................................                    $232,420,614
                                                                                                                       ============
===================================================================================================================================

             See Notes to Financial Statements.


                                     10 & 11

                              Corporate High Yield Fund V, Inc., August 31, 2002

STATEMENT OF OPERATIONS

                        For the Period November 30, 2001+ to August 31, 2002
===============================================================================================================================
Investment Income:      Interest.............................................................                      $ 21,313,009
                        Loaned securities--net...............................................                             6,058
                        Other................................................................                           110,000
                                                                                                                   ------------
                        Total income.........................................................                        21,429,067
                                                                                                                   ------------
===============================================================================================================================
Expenses:               Investment advisory fees.............................................    $  1,286,314
                        Loan interest expense................................................         505,583
                        Borrowing costs......................................................          98,842
                        Accounting services..................................................          75,064
                        Professional fees....................................................          36,560
                        Transfer agent fees..................................................          32,359
                        Directors' fees and expenses.........................................          30,142
                        Listing fees.........................................................          28,293
                        Custodian fees.......................................................          18,150
                        Printing and shareholder reports.....................................          13,045
                        Pricing services.....................................................           8,698
                        Other................................................................          15,885
                                                                                                 ------------
                        Total expenses before reimbursement..................................       2,148,935
                        Reimbursement of expenses............................................        (446,045)
                                                                                                 ------------
                        Total expenses after reimbursement...................................                         1,702,890
                                                                                                                   ------------
                        Investment income--net...............................................                        19,726,177
                                                                                                                   ------------
===============================================================================================================================
Realized & Unrealized   Realized loss on investments--net....................................                        (4,312,760)
Loss on                 Unrealized depreciation on investments--net..........................                       (30,963,611)
Investments--Net:                                                                                                  ------------
                        Total realized and unrealized loss on investments--net...............                       (35,276,371)
                                                                                                                   ------------
                        Net Decrease in Net Assets Resulting from Operations.................                      $(15,550,194)
                                                                                                                   ============
===============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 For the Period
                                                                                                                  November 30,
                                                                                                                    2001+ to
                                                                                                                   August 31,
                        Increase (Decrease) in Net Assets:                                                            2002
===============================================================================================================================
Operations:             Investment income--net...............................................................      $ 19,726,177
                        Realized loss on investments--net....................................................        (4,312,760)
                        Unrealized depreciation on investments--net..........................................       (30,963,611)
                                                                                                                   ------------
                        Net decrease in net assets resulting from operations.................................       (15,550,194)
                                                                                                                   ------------
===============================================================================================================================
Dividends to            Dividends to shareholders from investment income--net................................       (16,975,942)
Shareholders:                                                                                                      ------------
===============================================================================================================================
Capital Stock           Proceeds from issuance of Common Stock...............................................       261,073,125
Transactions:           Value of shares issued to Common Stock shareholders in reinvestment of dividends.....         4,201,898
                        Offering costs resulting from the issuance of Common Stock...........................          (428,276)
                                                                                                                   ------------
                        Net increase in net assets derived from capital stock transactions...................       264,846,747
                                                                                                                   ------------
===============================================================================================================================
Net Assets:             Total increase in net assets.........................................................       232,320,611
                        Beginning of period..................................................................           100,003
                                                                                                                   ------------
                        End of period*.......................................................................      $232,420,614
                                                                                                                   ============
===============================================================================================================================
                       *Undistributed investment income--net.................................................      $  2,750,235
                                                                                                                   ============
===============================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.


                                    12 & 13

                              Corporate High Yield Fund V, Inc., August 31, 2002

STATEMENT OF CASH FLOWS

                        For the Period November 30, 2001+ to August 31, 2002
============================================================================================================================
Cash Provided by        Net decrease in net assets resulting from operations............................      $  (15,550,194)
Operating Activities:   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables.......................................................          (7,664,116)
                          Increase in other assets......................................................              (9,196)
                          Increase in other liabilities.................................................             429,585
                          Realized and unrealized loss on investments--net..............................          35,276,371
                          Amortization of discount......................................................          (4,256,680)
                                                                                                              --------------
                        Net cash provided by operating activities.......................................           8,225,770
                                                                                                              --------------
============================================================================================================================
Cash Used for           Proceeds from sales of long-term investments....................................         111,749,884
Investing Activities:   Purchases of long-term investments..............................................        (426,800,100)
                        Proceeds from sales and maturities of short-term investments--net...............             629,662
                                                                                                              --------------
                        Net cash used for investing activities..........................................        (314,420,554)
                                                                                                              --------------
============================================================================================================================
Cash Provided by        Proceeds from issuance of Common Stock..........................................         261,073,125
Financing Activities:   Offering costs resulting from the issuance of Common Stock......................            (428,276)
                        Cash receipts from borrowings...................................................         116,600,000
                        Cash payments on borrowings.....................................................         (58,200,000)
                        Dividends paid to shareholders..................................................         (12,774,044)
                                                                                                              --------------
                        Net cash provided by financing activities.......................................         306,270,805
                                                                                                              --------------
============================================================================================================================
Cash:                   Net increase in cash............................................................              76,021
                        Cash at beginning of period.....................................................             100,003
                                                                                                              --------------
                        Cash at end of period*..........................................................      $      176,024
                                                                                                              ==============
============================================================================================================================
Cash Flow Information:  Cash paid for interest..........................................................      $      473,293
                                                                                                              ==============
============================================================================================================================
Non-Cash Financing      Reinvestment of dividends to shareholders.......................................      $    4,201,898
Activities:                                                                                                   ==============
============================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                              For the Period
                        The following per share data and ratios have been derived                              November 30,
                        from information provided in the financial statements.                                   2001+ to
                                                                                                                August 31,
                        Increase (Decrease) in Net Asset Value:                                                    2002
============================================================================================================================
Per Share               Net asset value, beginning of period..............................................    $        14.33
Operating                                                                                                     --------------
Performance:              Investment income--net..........................................................              1.08
                          Realized and unrealized loss on investments--net................................             (1.92)
                                                                                                              --------------
                        Total from investment operations..................................................              (.84)
                                                                                                              --------------
                        Less dividends from investment income--net........................................              (.93)
                                                                                                              --------------
                        Capital charge resulting from the issuance of Common Stock........................              (.02)
                                                                                                              --------------
                        Net asset value, end of period....................................................    $        12.54
                                                                                                              ==============
                        Market price per share, end of period.............................................    $        12.50
                                                                                                              ==============
============================================================================================================================
Total Investment        Based on net asset value per share................................................            (6.31%)++
Return:**                                                                                                     ==============
                        Based on market price per share...................................................            (6.61%)++
                                                                                                              ==============
============================================================================================================================
Ratios to Average       Expenses, net of reimbursement and excluding interest expense.....................              .63%*
Net Assets:                                                                                                   ==============
                        Expenses, net of reimbursement....................................................              .89%*
                                                                                                              ==============
                        Expenses..........................................................................             1.12%*
                                                                                                              ==============
                        Investment income--net............................................................            10.31%*
                                                                                                              ==============
============================================================================================================================
Leverage:               Amount of borrowings outstanding, end of period (in thousands)....................    $       58,400
                                                                                                              ==============
                        Average amount of borrowings outstanding during the period (in thousands).........    $       30,993
                                                                                                              ==============
                        Average amount of borrowings outstanding per share during the period..............    $         1.71
                                                                                                              ==============
============================================================================================================================
Supplemental            Net assets, end of period (in thousands)..........................................    $      232,421
Data:                                                                                                         ==============
                        Portfolio turnover................................................................            49.51%
                                                                                                              ==============
============================================================================================================================

             *    Annualized.
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's
                  Investment Adviser waived a portion of its management fee.
                  Without such waiver, the Fund's performance would have been lower.
             +    Commencement of operations.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.


                                    14 & 15

                              Corporate High Yield Fund V, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on November 30, 2001, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on November 16, 2001 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts, including for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the period November 30, 2001 to August 31, 2002, FAM earned fees of $1,286,314, of which $446,045 was waived.

During the period November 30, 2001 to August 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $11,272,500 in connection with the issuance of the Fund's Common Stock.


                                    16 & 17

                              Corporate High Yield Fund V, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended August 31, 2002, QA Advisors received $2,185 in securities lending agent fees.

For the period November 30, 2001 to August 31, 2002, the Fund reimbursed FAM $6,510 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 30, 2001 to August 31, 2002 were $426,800,100 and $111,749,884, respectively.

Net realized losses for the period November 30, 2001 to August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
-------------------------------------------------------------------------------
Long-term investments ...............         $(4,310,960)         $(30,963,611)
Short-term investments ..............              (1,800)                   --
                                              -----------          ------------
Total ...............................         $(4,312,760)         $(30,963,611)
                                              ===========          ============
-------------------------------------------------------------------------------

As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $31,202,978, of which $5,186,713 related to appreciated securities and $36,389,691 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $314,603,841.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period November 30, 2001 to August 31, 2002 increased by 18,225,000 from shares sold and by 309,664 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On February 28, 2002, the Fund entered into a $110,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the period November 30, 2001 to August 31, 2002, the average amount borrowed was approximately $30,993,000 and the daily weighted average interest rate was 2.15%. For the period November 30, 2001 to August 31, 2002, facility and commitment fees aggregated approximately $99,000.

As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

6. Distributions to Shareholders:

On September 5, 2002, an ordinary income dividend of $.139288 was declared. The dividend was paid on September 30, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the period November 30, 2001 to August 31, 2002 was as follows:

-----------------------------------------------------------------------------
                                                                  11/30/2001+
                                                                 to 8/31/2002
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .......................................        $ 16,975,942
                                                                 ------------
Total taxable distributions .............................        $ 16,975,942
                                                                 ============
-----------------------------------------------------------------------------

+     Commencement of operations.

As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $  2,893,684
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           2,893,684
Capital loss carryforward ...............................          (4,084,149)*
Unrealized losses--net ..................................         (31,335,671)**
                                                                 ------------
Total accumulated losses--net ...........................        $(32,526,136)
                                                                 ============
-----------------------------------------------------------------------------

 * On August 31, 2002, the Fund had a net capital loss carryforward of $4,084,149, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, cumulative adjustment and additional accruals on securities in default and cumulative PIK/Step adjustments.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Corporate High Yield Fund V, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund V, Inc. as of August 31, 2002, the related statements of operations, cash flows and changes in net assets, and the financial highlights for the period November 30, 2001 (commencement of operations) to August 31, 2002. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High
Yield Fund V, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the stated period in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 11 , 2002


                                    18 & 19

                              Corporate High Yield Fund V, Inc., August 31, 2002

PORTFOLIO INFORMATION (unaudited)

                                                                                                                          Percent of
                    As of August 31, 2002                                                                      Long-Term Investments
====================================================================================================================================
Ten Largest         Morgan Stanley Tracers           Tracers is the acronym for traded custody receipts, which the
Holdings                                             Fund holds as evidence of the Fund's ownership of the individual bonds in a diversified portfolio of bonds that are placed in custody for Tracers holders by Morgan Stanley. The portfolio consists of 28 lower quality investment grade and higher quality
                                                     high yield bonds with an average rating of Baa3/Ba1.                       3.2%
                    ----------------------------------------------------------------------------------------------------------------
                    LIN Holdings Corporation         LIN Television owns and operates eight network-affiliated
                                                     television stations. The company also provides programming and marketing services for four other stations and operates
                                                     low-power television stations and satellite broadcasting
                                                     facilities. In addition, LIN offers a weather forecasting
                                                     service for cable systems.                                                 2.0
                    ----------------------------------------------------------------------------------------------------------------
                    World Color Press Inc.           World Color Press, wholly-owned by Quebecor World Inc.,
                                                     provides commercial print media services throughout the United
                                                     States and internationally. Services include printing of
                                                     magazines, inserts and circulars, books, catalogs, specialty printing and direct mail, directories, digital pre-media and
                                                     others.                                                                    1.8
                    ----------------------------------------------------------------------------------------------------------------
                    The AES Corporation              AES is a worldwide power producer with operations in the United
                                                     States, Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, though the
                                                     company has a direct distribution business to end users.                   1.7
                    ----------------------------------------------------------------------------------------------------------------
                    Primedia, Inc.                   Primedia, a media company, provides specialized information in the consumer, business-to-business, and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials, and vocational networks. Primedia's consumer
                                                     magazines include "Seventeen" and "New York."                              1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Building Materials               Building Materials is a manufacturer of residential roofing
                    Corporation                      products, with Timberline as its major brand.                              1.5
                    ----------------------------------------------------------------------------------------------------------------
                    Fisher Scientific                The company is a global manufacturer and distributor of
                    International                    laboratory supplies and equipment, e-commerce procurement
                                                     technology and related services for healthcare, science
                                                     education and occupational safety. Products include chemicals, clinical equipment, diagnostic tools and laboratory work
                                                     stations.                                                                  1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Stone Energy Corporation         Stone Energy is an independent oil and gas company. The company acquires, explores, develops and operates oil and gas
                                                     properties onshore and offshore in the Gulf Coast Basin.                   1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Park Place Entertainment         Park Place is a gaming company with both land-based and
                                                     riverboat casinos, though operations are primarily in Las Vegas and Atlantic City. Its main brands are Bally's, Caesar's,
                                                     Flamingo, Grand and Hilton.                                                1.4
                    ----------------------------------------------------------------------------------------------------------------
                    ISP Holdings, Inc.               International Specialty Products Inc. manufactures specialty chemicals, mineral products and filter products. The company's chemical products are used in the pharmaceutical, hair and skin care, plastics, agricultural, coatings, and adhesives markets.
                                                     International's mineral products are sold to the roofing
                                                     industry. Filter products include filter vessels, bags and
                                                     systems.                                                                   1.4
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Profile

Quality Ratings:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating                                                 Long-Term Investments
--------------------------------------------------------------------------------
BBB....................................................                       8%
BB.....................................................                      26
B......................................................                      58
CCC or lower...........................................                       7
NR (Not Rated).........................................                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Utilities..............................................                     7.8%
Gaming.................................................                     6.8
Cable--U.S.............................................                     5.8
Broadcasting...........................................                     5.3
Manufacturing..........................................                     5.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada.................................................                     5.1%
Luxembourg.............................................                     1.5
Marshall Islands.......................................                     1.2
Mexico.................................................                     1.1
Netherlands............................................                     0.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------

Total Foreign Holdings.................................                    12.0%
Emerging Markets Holdings..............................                     1.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             7.3 years
--------------------------------------------------------------------------------


                                    20 & 21

                              Corporate High Yield Fund V, Inc., August 31, 2002

OFFICERS AND DIRECTORS

                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                           Position(s)  Length                                         Fund Complex    Directorships
                                              Held      of Time   Principal Occupation(s)              Overseen by        Held by
Name                      Address & Age    with Fund    Served    During Past 5 Years                    Director         Director
====================================================================================================================================
             Interested Director
====================================================================================================================================
Terry K. Glenn*           P.O. Box 9011    President    2001 to   Chairman, Americas Region since        118 Funds      None
                          Princeton, NJ    and          present   2001, and Executive Vice            169 Portfolios
                          08543-9011       Director               President since 1983 of Fund
                          Age: 61                                 Asset Management, L.P. ("FAM")
                                                                  and Merrill Lynch Investment
                                                                  Managers, L.P. ("MLIM");
                                                                  President of Merrill Lynch Mutual
                                                                  Funds since 1999; President of
                                                                  FAM Distributors, Inc. ("FAMD")
                                                                  since 1986 and Director thereof
                                                                  since 1991; Executive Vice
                                                                  President and Director of
                                                                  Princeton Services, Inc.
                                                                  ("Princeton Services") since
                                                                  1993; President of Princeton
                                                                  Administrators, L.P. since 1988;
                                                                  Director of Financial Data
                                                                  Services, Inc. since 1985.
                        ============================================================================================================
                        * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                          Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive
                          Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and
                          President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
                          Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                           Position(s)  Length                                         Fund Complex    Directorships
                                              Held      of Time   Principal Occupation(s)              Overseen by        Held by
Name                      Address & Age    with Fund    Served    During Past 5 Years                    Director         Director
====================================================================================================================================
             Independent Directors
====================================================================================================================================
James H. Bodurtha         P.O. Box 9011    Director     2002 to   Director and Executive Vice           42 Funds       Berkshire
                          Princeton, NJ                 present   President, The China Business       62 Portfolios    Holdings
                          08543-9011                              Group, Inc. since 1996.                              Corporation
                          Age: 58
====================================================================================================================================
Joe Grills                P.O. Box 9011    Director     2001 to   Member of Committee on Investment     42 Funds       Kimco
                          Princeton, NJ                 present   of Employee Benefit Assets of the   62 Portfolios    Realty
                          08543-9011                              Association for Financial
                          Age: 67                                 Professionals since 1986.
====================================================================================================================================
Herbert I. London         P.O. Box 9011    Director     2002 to   John M. Olin Professor of             42 Funds       None
                          Princeton, NJ                 present   Humanities, New York University     62 Portfolios
                          08543-9011                              since 1993.
                          Age: 63
====================================================================================================================================
Andre F. Perold           P.O. Box 9011    Director     2002 to   George Gund Professor of Finance      42 Funds       None
                          Princeton, NJ                 present   and Banking, Harvard Business       62 Portfolios
                          08543-9011                              School since 2000; Finance Area
                          Age: 50                                 chair since 1996.
====================================================================================================================================
Roberta Cooper Ramo       P.O. Box 9011    Director     2002 to   Shareholder, Modrall, Sperling,       42 Funds       None
                          Princeton, NJ                 present   Roehl, Harris & Sisk, P.A. since    62 Portfolios
                          08543-9011                              1993.
                          Age: 60
====================================================================================================================================
Robert S. Salomon, Jr.    P.O. Box 9011    Director     2001 to   Principal of STI Management since     42 Funds       None
                          Princeton, NJ                 present   1994.                               62 Portfolios
                          08543-9011
                          Age: 65
====================================================================================================================================
Melvin R. Seiden          P.O. Box 9011    Director     2001 to   Director, Silbanc Properties, Ltd.    42 Funds       None
                          Princeton, NJ                 present   (real estate, investment and        62 Portfolios
                          08543-9011                              consulting) since 1987; Chairman
                          Age: 71                                 and President of Seiden & de
                                                                  Cuevas, Inc. (private investment
                                                                  firm) from 1964 to 1987.
====================================================================================================================================
Stephen B. Swensrud       P.O. Box 9011    Director     2001 to   Chairman, Fernwood Advisors since     42 Funds       Interna-
                          Princeton, NJ                 present   1996.                               62 Portfolios    tional
                          08543-9011                                                                                   Mobile
                          Age: 69                                                                                      Communi-
                                                                                                                       cations, Inc.
                        ============================================================================================================
                        * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                          December 31 of the year in which they turn 72.
====================================================================================================================================

                                           Position(s)  Length
                                             Held       of Time
Name                      Address & Age    with Fund    Served               Principal Occupation(s) During Past 5 Years
====================================================================================================================================
             Fund Officers
====================================================================================================================================
Donald C. Burke           P.O. Box 9011    Vice         2001 to   First Vice President of FAM and MLIM since 1997 and Treasurer
                          Princeton, NJ    President    present   thereof since 1999; Senior Vice President and Treasurer of
                          08543-9011       and                    Princeton Services since 1999; Vice President of FAMD since 1999;
                          Age: 42          Treasurer              Vice President of FAM and MLIM from 1990 to 1997; Director of
                                                                  Taxation of MLIM since 1990.
====================================================================================================================================
B. Daniel Evans           P.O. Box 9011    Vice         2002 to   Director of MLIM since 2000; Vice President of MLIM from 1995 to
                          Princeton, NJ    President    present   2000; Portfolio Manager of FAM and MLIM since 2001.
                          08543-9011
                          Age: 57
====================================================================================================================================
Elizabeth M. Phillips     P.O. Box 9011    Vice         2001 to   Director of MLIM since 2001; Vice President of MLIM from 1987 to
                          Princeton, NJ    President    present   2001; Portfolio Manager of FAM and MLIM since 1993.
                          08543-9011
                          Age: 51
====================================================================================================================================
David W. Clayton          P.O. Box 9011    Secretary    2002 to   Vice President (Legal Advisory) of MLIM since 2000; Attorney in
                          Princeton, NJ                 present   private practice from 1995 to 2000.
                          08543-9011
                          Age: 35
                        ============================================================================================================
                        * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian & Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

NYSE Symbol

HYV


                                     22 & 23

[LOGO] Merrill Lynch    Investment Managers

                        [GRAPHIC]


Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper              #COYV--8/02